[IMAGE OF L. ROY PAPP]








                         PAPP AMERICA-ABROAD FUND, INC.
                                 A No-Load Fund




                                  ANNUAL REPORT
                                December 31, 2001









                                                   Managed by:
                                                   L. Roy Papp & Associates, LLP
                                                   6225 North 24th Street
                                                   Suite 150
                                                   Phoenix, AZ  85016
                                                   (602)956-1115 Local
                                                   (800)421-4004
                                                   E-mail: invest@roypapp.com
                                                   Web: http://www.roypapp.com

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 PAPP AMERICA-ABROAD FUND, INC. AND THE MORGAN
                 STANLEY WORLD INDEX THROUGH DECEMBER 31, 2001


AVERAGE ANNUAL TOTAL RETURN
                                  1 Year   5 Years    10 Years   Since Inception
Papp America-Abroad Fund         -15.92%     7.10%      11.06%            12.02%
Morgan Stanley World Index       -17.83%     4.89%       7.86%             8.54%

[LINE CHART]

                Papp America-Abroad     Morgan Stanley
Year            Fund                    World Index
12/6/91         10                      10
1991            10.994                  10.72
1992            11.811                  10.158
1993            11.803                  12.45
1994            12.725                  13.079
1995            17.44                   15.848
1996            22.262                  17.985
1997            28.91                   20.817
1998            35.799                  25.882
1999            40.815                  32.338
2000            37.296                  27.792
2001            31.359                  22.837


            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
--------------------------------------------------------------------------------
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This Fund's performance is measured against that of the Morgan Stanley World Index. Approximately 44% of the sales of the companies in the Fund's portfolio are derived from foreign sources and 56% are derived from United States sources. The Morgan Stanley World Index is an unmanaged, market-weighted index that includes 50% foreign companies and 50% United States companies. The values shown include reinvested dividends.

                         PAPP AMERICA-ABROAD FUND, INC.



Dear Fellow Shareholder:

Our Fund was down 15.92% in 2001, in line with the 17.83% decline for the Morgan Stanley World Index and the 11.89% drop for the Standard & Poor's 500 Stock Index. Over the life of the Fund, however, as shown by the chart on the opposite page, we were up 213.74% against 128.40% for the World Index, against which we compare ourselves.

This data mask what really happened last year. The stock markets began the year on a weak note and culminated their decline with the horror of September 11. At September 30, we were down 26.10%. Then investor confidence returned and the rally began, reducing our deficit almost in half by year-end.

We believe that an optimistic view towards common stocks will continue. Absent any nuclear escalation of the Pakistan-India conflict, our economy should show unmistakable improvement during the first quarter of 2002 and this improvement should intensify as the year progresses. Although fourth quarter 2001 earnings from corporations are mixed, investors appear to have factored some disappointments into their thinking and we believe that the optimistic tone of the stock markets is appropriate.

The America-Abroad Fund was organized more than ten years ago and was the first of its kind in the nation. At that time, international investing was very popular and many of our clients and friends had indicated an interest in participating. Perhaps because I had lived in the Philippines for several years and had the opportunity to see how the foreign markets actually worked, I was reluctant to do so. My concerns were fourfold: first international currency risk; second, the loss of SEC oversight; third, different accounting and investment philosophies; and fourth, the very high cost of transactions and custodianship of securities held abroad.

Our studies also indicated that many United States multi-national companies had very large sales in and earnings from foreign countries, both European and Asian. In a number of instances such sales and earnings approached or exceeded fifty percent. More importantly, these U.S. multi-nationals excelled in the fields of electronic or medical technology, which are the exact areas from which we expected greater future growth.

These are the reasons we structured our Fund to emphasize the purchase of American multi-national companies. The Fund does not compete with the S & P 500 but with the broader World Index. It is intended for that part of an investor's portfolio allocated to the growth of foreign markets. How well we have done in accomplishing this objective is clear-cut and will continue to form the basis of our investment philosophy in the future.

                                                           Warmest regards,



                                                           L. Roy Papp, Chairman
                                                           February 1, 2002


                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001

                                                                                       Number                  Fair
                                     Common Stocks                                  of Shares                 Value
-------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (24.5%)
   American International Group
      (Major international insurance holding company)                                  63,500           $ 5,041,900
   General Electric Company
      (Diversified financial and industrial company)                                  140,000             5,611,200
   State Street Corporation
      (Provider of U.S. and global securities custodial services)                     262,000            13,689,500
                                                                                                        -----------
                                                                                                         24,342,600
                                                                                                        -----------

PHARMACEUTICAL (18.5%)
   Eli Lilly & Company
      (Prescription pharmaceuticals)                                                   57,000             4,476,780
   Merck & Company, Inc.
      (Prescription pharmaceuticals)                                                  184,500            10,848,600
   Pfizer, Inc.
      (Prescription pharmaceuticals)                                                   76,000             3,028,600
                                                                                                        -----------
                                                                                                         18,353,980
                                                                                                        -----------

SEMICONDUCTORS & EQUIPMENT (13.4%)
   Applied Materials, Inc.*
      (Developer, manufacturer, and marketer
       of semiconductor manufacturing systems)                                         59,000             2,365,900
   Intel Corporation
      (Manufacturer of microprocessors,
       microcontrollers, and memory chips)                                            348,000            10,944,600
                                                                                                        -----------
                                                                                                         13,310,500
                                                                                                        -----------

INDUSTRIAL SERVICES (12.5%)
   Expeditors International of Washington, Inc.
      (International air freight forwarding)                                           70,300             4,003,585
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                                191,000             5,642,140
   Omnicom Group, Inc.
      (Worldwide advertising agencies)                                                 16,000             1,429,600
   WPP Group PLC
      (Worldwide advertising agencies)                                                 24,895             1,341,841
                                                                                                        -----------
                                                                                                         12,417,166
                                                                                                        -----------

*Non-income producing security
    The accompanying notes are an integral part of this financial statement.


                                       4


                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001

                                                                                       Number                     Fair
                        Common Stocks (continued)                                   of Shares                    Value
----------------------------------------------------------------------------------------------------------------------
SOFTWARE (10.9%)
    Microsoft Corporation*
       (Personal computer software)                                                   164,000             $ 10,868,280
                                                                                                          ------------

ELECTRONIC EQUIPMENT (10.9%)
   American Power Conversion *
      (Producer of uninterruptible power supply products)                             170,000                2,458,200
   Emerson Electric Company
      (Manufacturer of electrical and electronic products and systems)                  5,000                  285,500
   Molex, Inc.
      (Supplier of interconnection products)                                          298,250                8,067,662
                                                                                                          ------------
                                                                                                            10,811,362
                                                                                                          ------------

MEDICAL PRODUCTS (9.5%)
   Johnson & Johnson
      (Healthcare products)                                                           140,000                8,274,000
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                                 23,000                1,177,830
                                                                                                          ------------
                                                                                                             9,451,830
                                                                                                          ------------

RESTAURANTS (3.1%)
   McDonald's Corporation
      (Fast food restaurants and franchising)                                         117,000                3,096,990
                                                                                                          ------------

COMPUTER EQUIPMENT (0.5%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                              25,000                  513,500
                                                                                                          ------------

OIL EXPLORATION AND PRODUCTION OIL (0.3%)
   Royal Dutch Petroleum Company, PLC
     (Oil exploration and production company)                                           5,000                  245,100
                                                                                                          ------------

TOTAL COMMON STOCKS 104.1%                                                                                 103,411,308
CASH AND OTHER ASSETS, LESS LIABILITIES (4.1%)                                                              (4,096,463)
                                                                                                          ------------

NET ASSETS - 100%                                                                                         $ 99,314,845
                                                                                                          ============

NET ASSET VALUE PER SHARE
(Based on 4,436,914 shares outstanding at December 31, 2001)                                              $      22.38
                                                                                                          ============


*Non-income producing security
    The accompanying notes are an integral part of this financial statement.

                                       5


                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001



                                     ASSETS

Investment in securities at fair value (original
  cost $65,839,352 at December 31, 2001) (Note 1)                 $ 103,411,308
Cash                                                                    292,442
Dividends and interest receivable                                       136,444
Receivables for securities sold                                       2,430,131
                                                                  -------------
               Total assets                                       $ 106,270,325
                                                                  =============


                                  LIABILITIES

Redemptions Payable                                               $   6,955,480
                                                                  =============


                                   NET ASSETS

Paid-in capital                                                   $  63,845,884
Accumulated undistributed net investment loss                        (2,106,928)
Accumulated undistributed net realized gain on investments sold           3,933
Net unrealized appreciation on investments                           37,571,956
                                                                  -------------
    Net assets applicable to Fund shares outstanding              $  99,314,845
                                                                  =============



Fund shares outstanding                                               4,436,914
                                                                  =============


Net Asset Value Per Share                                         $       22.38
                                                                  =============



    The accompanying notes are an integral part of this financial statement.

                         PAPP AMERICA-ABROAD FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 and 2000

                                                         2001              2000
                                                 ------------      ------------
INVESTMENT INCOME:
Dividends                                        $  1,043,665      $  1,141,531
Interest                                               36,607            84,006
Foreign taxes withheld                                 (3,633)             (565)
                                                 ------------      ------------

Total investment income                             1,076,639         1,224,972
                                                 ------------      ------------

EXPENSES:
Management fee (Note 3)                             1,276,634         2,134,014
Filing fees                                            31,812            45,168
Printing and postage fees                              26,729            35,785
Transfer agent fees (Note 3)                           24,025            29,560
Auditing fees                                          17,000            15,200
Custodial fees                                         16,114            27,970
Directors' attendance fees                              8,800             8,800
Legal fees                                              5,085             6,195
Other fees                                              1,650             2,169
                                                 ------------      ------------

Total expenses                                      1,407,849         2,304,861
                                                 ------------      ------------

Net investment loss                                  (331,210)       (1,079,889)
                                                 ------------      ------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Proceeds from sales of securities                  44,021,361        81,110,419
Cost of securities sold                           (38,975,535)      (51,188,230)
                                                 ------------      ------------
Net realized gain on investments sold               5,045,826        29,922,189

Net change in unrealized
 appreciation on investments                      (29,871,027)      (45,267,636)
                                                 ------------      ------------

Net realized and unrealized
     loss on investments                          (24,825,201)      (15,345,447)
                                                 ------------      ------------

DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                  $(25,156,411)     $(16,425,336)
                                                 ============      ============


   The accompanying notes are an integral part of these financial statements.



                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 and 2000
                                                                           2001             2000
                                                                  -------------    -------------
FROM OPERATIONS:
   Net investment loss                                            $    (331,210)   $  (1,079,889)
   Net realized gain on investments sold                              5,045,826       29,922,189
   Net change in unrealized appreciation on investments             (29,871,027)     (45,267,636)
                                                                  -------------    -------------
         Decrease in net assets resulting
          from operations                                           (25,156,411)     (16,425,336)
                                                                  -------------    -------------


FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold - prior year        (186,369)            (219)
   Net realized gain on investment securities sold                   (5,041,893)     (29,922,189)
                                                                  -------------    -------------
          Decrease in net assets resulting from
          distributions to shareholders                              (5,228,262)     (29,922,408)
                                                                  -------------    -------------


FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                       8,356,808       50,015,373
   Net asset value of shares issued to shareholders in
     reinvestment of net realized gain
     on investment securities sold                                    4,728,423       27,554,615
   Payments for redemption of shares                                (52,001,938)    (105,216,364)
                                                                  -------------    -------------


          Decrease in net assets resulting
          from shareholder transactions                             (38,916,707)     (27,646,376)
                                                                  -------------    -------------


Total decrease in net assets                                        (69,301,380)     (73,994,120)


Net assets at beginning of the period                               168,616,225      242,610,345
                                                                  -------------    -------------


Net assets at end of period                                       $  99,314,845    $ 168,616,225
                                                                  =============    =============



   The accompanying notes are an integral part of these financial statements.


                                       8



                         PAPP AMERICA-ABROAD FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.

         Reclassifications

Certain reclassifications have been made to the prior year statements to conform with current year presentation.


(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On June 27, 2001, a distribution was declared from net realized long-term capital gains of approximately $1.00 a share aggregating $5,228,262. The distribution was paid on July 6, 2001, to shareholders of record on July 2, 2001.

On December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.8322 a share aggregating $10,514,774. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of approximately $3.26 a share aggregating $19,407,634. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

There were no [significant] differences between the book basis and tax basis of distributions for the years ended December 31, 2001 and 2000.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $24,025 and $29,560 in 2001 and 2000, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $1,100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.


(4)      PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2001 and 2000, investment transactions excluding short-term investments were as follows:


                                   2001                2000
                            -----------         -----------
Purchases at cost            $4,770,455         $22,794,915
Sales                       $44,021,361         $81,110,419

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 2001, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:



                                                  Proceeds               Shares
                                             -------------           ----------
Year ended December 31, 2001
Shares issued                                $   8,356,808              335,552
Distributions reinvested                         4,728,423              201,045
Shares redeemed                                (52,001,938)          (2,175,228)
                                             -------------           ----------
   Net decrease                              $ (38,916,707)          (1,638,631)
                                             =============           ==========

Year ended December 31, 2000
Shares issued                                $  50,015,373            1,342,409
Distributions reinvested                        27,554,615              836,548
Shares redeemed                               (105,216,364)          (2,986,139)
                                             -------------           ----------
   Net decrease                              $ (27,646,376)            (807,182)
                                             =============           ==========


(6)   UNREALIZED APPRECIATION:

For the years ended December 31, 2001 and 2000 unrealized appreciation of portfolio securities for both financial statement and Federal income tax purposes is as follows:

                                                      2001                 2000
                                              ------------         ------------
Fair value                                    $103,411,308         $167,487,415
Original cost                                  (65,839,352)        (100,044,432)
                                              ------------         ------------
      Net unrealized appreciation              $37,571,956         $ 67,442,983
                                              ============         ============

As of December 31, 2001, gross unrealized gains on investments in which fair value exceeded cost totaled $38,063,152 and gross unrealized losses on investments in which cost exceeded fair value totaled $491,196.

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $68,536,846 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,093,863.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the average of the daily net assets of the Fund.


                                                                           Year Ended December 31,
                                                   2001             2000              1999             1998              1997
                                            -----------     ------------      ------------     ------------      ------------
Net asset value, beginning of period        $     27.75     $      35.25      $      32.13     $      25.98      $      20.11
Income from operations:
   Net investment (loss)/income                   (0.18)           (0.22)            (0.23)           (0.05)             0.01
   Net realized and unrealized (loss)/
      gain on investments                         (4.19)           (2.19)             4.74             6.24              6.00
                                            -----------     ------------      ------------     ------------      ------------
         Total from operations                    (4.37)           (2.41)             4.51             6.19              6.01

Less distributions:
   Dividend from net investment
      Income                                         --               --                --               --             (0.01)
   Distribution of net realized gain              (1.00)           (5.09)            (1.39)           (0.04)            (0.13)
                                            -----------     ------------      ------------     ------------      ------------
         Total distributions                      (1.00)           (5.09)            (1.39)           (0.04)            (0.14)
                                            -----------     ------------      ------------     ------------      ------------
Net asset value, end of period              $     22.38     $      27.75      $      35.25     $      32.13      $      25.98
                                            ===========     ============      ============     ============      ============
         Total return                           -15.92%           -8.62%            14.01%           23.83%            29.92%
                                            ===========     ============      ============     ============      ============

Ratios/Supplemental Data:
   Net assets, end of period                $99,314,845     $168,616,225      $242,610,345     $342,814,636      $288,249,294
   Expenses to average net
      assets                                      1.11%            1.08%             1.07%            1.08%             1.11%
    Investment income to
      average net assets                          0.84%            0.57%             0.61%            0.82%             1.24%
   Portfolio turnover rate                        3.76%           10.78%             5.47%           24.97%             4.71%


                                       12


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Board of Directors and Shareholders of Papp America-Abroad Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp America-Abroad Fund, Inc., (the Fund) including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp America-Abroad Fund, Inc. as of December 31, 2001, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Arthur Andersen LLP
                                                       Los Angeles, California
                                                       January 17, 2002

                              FACTS ABOUT THE FUND


Investment Objective - The Fund, which commenced operations December 6, 1991, invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The Investment Adviser - The Fund's assets are managed by L. Roy Papp & Associates, LLP, the largest investment counseling firm in Arizona, with over $800 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the Firm is solely in the investment management business. The Firm is an independent limited liability partnership. Of its 12 partners, 8 hold the Chartered Financial Analysts (CFA) designation.

Experienced Management - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, LLP, has over 47 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, LLP, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, LLP, has over 24 years experience in security and financial analysis. She holds a Master of Management degree in Finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"Pure" No-Load - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1%, which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

Suitability - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

Management of the Fund

         The Board of Directors has overall responsibility for the conduct of the Fund's affairs. Directors hold office until the next meeting of shareholders called for the election of directors and until their successors are elected and qualified. The Fund is not required to hold meetings of shareholders. The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. Shareholders may remove a director, with or without cause, by the vote of a majority of all the votes entitled to be cast for the election of directors.

         The names of the directors and officers of the Fund, the date each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios each oversees and other directorships they hold, are shown below.

                                        DATE FIRST                                          NUMBER OF
                                        ELECTED OR                                     PORTFOLIOS IN FUND
 NAME, POSITION(S) AND AGE AT           APPOINTED  PRINCIPAL OCCUPATION(S) DURING      COMPLEX OVERSEEN BY      OTHER
    JANUARY 1, 2002                     TO OFFICE         PAST FIVE YEARS                     DIRECTOR       DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
Victoria S. Cavallero, CFA [43]           1991        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP.

George D. Clark, Jr., CFA [62]            1991        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP.

Jeffrey N. Edwards, CFA [43]              1991        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP.

Julie A. Hein, [39]                       1991        Partner, L. Roy Papp &                     NA                 NA
Vice President and                                    Associates, LLP.
Assistant Treasurer

Jane E. Couperus, CFA [32]                2001        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1997.

John L. Stull, CFA [37]                   2001        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1997 and Financial Analyst,
                                                      Finova Capital Group.

Russell A. Biehl, [38]                    2001        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1998 and Portfolio Manager,
                                                      Harris Trust Bank.


15

                                        DATE FIRST                                          NUMBER OF
                                        ELECTED OR                                     PORTFOLIOS IN FUND
 NAME, POSITION(S) AND AGE AT           APPOINTED  PRINCIPAL OCCUPATION(S) DURING      COMPLEX OVERSEEN BY      OTHER
    JANUARY 1, 2002                     TO OFFICE         PAST FIVE YEARS                     DIRECTOR       DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUND:

L. Roy Papp,* [74]                       1991         Partner, L. Roy Papp &                    Five              None
Chairman and Director                                 Associates, LLP.

Harry A. Papp, CFA *+  [47]              1991         Partner, L. Roy Papp &                    Five              None
President and Director                                Associates, LLP.

Robert L. Mueller,* [73]                 1991         Partner, L. Roy Papp &                    Five              None
Vice President, Secretary and                         Associates, LLP.
Director

Rosellen C. Papp, CFA *+  [47]           1991         Partner, L. Roy Papp &                    Five              None
Vice President, Treasurer and                         Associates, LLP.
Director

Bruce C. Williams, CFA * [48]            1991         Partner, L. Roy Papp &                    Five              None
Vice President and Director                           Associates, LLP.

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND:

James K. Ballinger, [50]                 1991         Director, Phoenix Art Museum              Five              None
Director

Amy S. Clague, [67]                      1991         Private investor since 2000;              Five              None
Director                                              prior thereto, Partner, Boyd and
                                                      Clague, bookkeeping services.



------------------

* Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Bruce C. Williams and Ms. Rosellen C. Papp are "interested persons" of the Funds, as defined in the Investment Company Act of 1940, because they are Partners of the Adviser.

+ Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the daughter-in-law of L. Roy Papp.

------------------


     The address of Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Bruce C. Williams and Ms. Rosellen C. Papp and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Mr. Ballinger is 322 W. Holly Street, Phoenix, Arizona 85003; the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020.

     The Statement of Additional Information includes additional information about the directors and officers. You may obtain a free copy of the Statement of Additional Information by calling toll-free (800) 421-4004.

     This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund

                                       16